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                                                                      EXHIBIT 21

SUBSIDIARY LISTING

Affiliated Physical Therapists, Ltd.

ASK Colorado Health Care Services, P.C.

Atlantic Rehabilitation Services, Inc.

Boca Rehab Agency, Inc.

Buendel Physical Therapy, Inc.

C.O.A.S.T. Institute Physical Therapy, Inc.

CR Services Corp.

Cannon and Associates, Inc.

Cenla Physical Therapy & Rehabilitation Agency, Inc.

Center for Physical Therapy & Sports Rehabilitation, Inc.

CenterTherapy, Inc.

Coplin Physical Therapy Associates, Inc.

Crowley Physical Therapy Clinics, Inc.

Douglas Avery & Associates, Ltd.

Douglas C. Claussen, R.P.T., Physical Therapy, Inc.

FD Capital Corporation

Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.

Galaxy Service Corporation

Georgia Physical Therapy of West Georgia, Inc.

Georgia Physical Therapy, Inc.

Greater Sacramento Physical Therapy Associates, Inc.

Gulf Breeze Physical Therapy, Inc.

Gulf Coast Hand Specialist, Inc.

Hand Therapy and Rehabilitation Associates, Inc.

Hand Therapy Associates, Inc.

Hawley Physical Therapy, Inc.

Heartland Rehabilitation, Inc.

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SUBSIDIARY LISTING


Indianapolis Physical Therapy and Sports Medicine, Inc.

Irwin Lehrhoff & Associates, Inc. (OR)

Irwin Lehrhoff & Associates, Inc. (TX)

Jana B. Mason L.P.T., Inc.

Jana B. Mason Therapy Associates, Inc.

Jim All, Inc.

Kesinger Physical Therapy, Inc.

Life Dimensions of California, Inc.

Life Dimensions, Inc.

Lynn  M. Carlson, Inc.

McFarlen & Associates, Inc.

MedStat, P.C.

Mill River III, Inc.

Mill River Management, Inc.

Mitchell Tannenbaum I, Inc.

Mitchell Tannenbaum II, Inc.

Mitchell Tannenbaum III, Inc.

Monmouth Rehabilitation, Inc.

NACC, Inc.

National Rehab Services

NC Occupational Therapy, P.C.

NC Physical Therapy, P.C.

NC (Wisconsin), S.C.

NC Resources, Inc.

New Mexico Physical Therapists, Inc.

Northside Physical Therapy, Inc.

NovaCare (Arizona), Inc.
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SUBSIDIARY LISTING


NovaCare (Colorado), Inc.

NovaCare (Illinois), Inc.

NovaCare (Texas), Inc.

NovaCare Easton & Moran Physical Therapy, Inc.

NovaCare Management Business Trust

NovaCare Management Services, Inc.

NovaCare Northside Therapy, Inc.

NovaCare Orthotics & Prosthetics East, Inc.

NovaCare Orthotics & Prosthetics Holdings, Inc.

NovaCare Orthotics & Prosthetics West, Inc.

NovaCare Orthotics & Prosthetics, Inc.

NovaCare Outpatient Rehabilitation, Inc.

NovaCare Outpatient Rehabilitation I, Inc.

NovaCare Rehab Agency of Alabama, Inc.

NovaCare Rehab Agency of Florida, Inc.

NovaCare Rehab Agency of Georgia, Inc.

NovaCare Rehab Agency of Illinois, Inc.

NovaCare Rehab Agency of North Carolina, Inc.

NovaCare Rehab Agency of Northern California

NovaCare Rehab Agency of Ohio, Inc.

NovaCare Rehab Agency of Oklahoma, Inc.

NovaCare Rehab Agency of Pennsylvania, Inc.

NovaCare Rehab Agency of South Carolina, Inc.

NovaCare Rehab Agency of Southern California

NovaCare Rehab Agency of Virginia, Inc.

NovaCare Rehabilitation Agency of Tennessee, Inc.

NovaCare Rehabilitation Agency of Wisconsin, Inc.


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SUBSIDIARY LISTING


NovaCare SMC, Inc.

NovaCare Service Corp.

NovaCare Speech Therapy and Audiology, Inc.

NovaCare, Inc.

NovaCare, Inc. (Delaware)

O & P Services, Inc.

OSI Midwest, Inc.

Ortho Rehab Associates, Inc.

Orthopedic and Sports Physical Therapy of Cupertino, Inc.

Peters, Starkey, Todrank Physical Therapy Corporation

Physical Focus, Inc.

Physical Rehabilitation Partners, Inc.

Physical Therapy Institute, Inc.

Quad City Management, Inc.

Quad City Regional Spine Institute, P.C.

R.E. Huck Co.

RCI (Colorado), Inc.

RCI (Exertec), Inc.

RCI (Illinois), Inc.

RCI (Michigan), Inc.

RCI (S.P.O.R.T.), Inc.

RCI (WRS), Inc.

RCI Nevada, Inc.

Rebound Oklahoma, Inc.

Redwood Pacific Therapies, Inc.

Rehab Advantage, Inc.

Rehab Managed Care of Arizona, Inc.



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SUBSIDIARY LISTING


Rehab Provider Network - California, Inc.

Rehab Provider Network - Delaware, Inc.

Rehab Provider Network - Illinois, Inc.

Rehab Provider Network - Indiana, Inc.

Rehab Provider Network - Louisiana, Inc.

Rehab Provider Network - Maryland, Inc.

Rehab Provider Network - Michigan, Inc.

Rehab Provider Network - New Jersey, Inc.

Rehab Provider Network - Ohio, Inc.

Rehab Provider Network - Oklahoma, Inc.

Rehab Provider Network - Pennsylvania, Inc.

Rehab Provider Network - Virginia, Inc.

Rehab Provider Network - Washington, D.C., Inc.

Rehab Provider Network of Florida, Inc.

Rehab Provider Network of Georgia, Inc.

Rehab Provider Network of Nevada, Inc.

Rehab World, Inc.

Rehab/Work Hardening Management Associates, Ltd.

RehabClinics (Coast), Inc.

RehabClinics (New Jersey), Inc.

RehabClinics (PTA), Inc.

RehabClinics (SPT), Inc.

RehabClinics Abilene, Inc.

RehabClinics Dallas, Inc.

RehabClinics Pennsylvania, Inc.

RehabClinics, Inc.

Robert M. Bacci, R.P.T. Physical Therapy, Inc.
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SUBSIDIARY LISTING


S.T.A.R.T., Inc.

SG Rehabilitation Agency, Inc.

SG Speech Associates, Inc.

Southwest Medical Supply Company, Inc.

Southwest Physical Therapy, Inc.

Southwest Therapists, Inc.

Sporthopedics Sports and Physical Therapy Centers, Inc.

Sports Therapy and Arthritis Rehabilitation, Inc.

Sprint Physical Therapy, P.C.

Star Physical Therapy, Inc.

Start to Finish Physical Therapy, P.C.

Stephenson-Holtz, Inc.

The Center for Physical Therapy and Rehabilitation, Inc.

Theodore Dashnaw Physical Therapy, Inc.

Therex, P.C.

TJ Corporation I, L.L.C.

Union Square Center for Rehabilitation & Sports Medicine, Inc.

Vanguard Rehabilitation, Inc.

Wayzata Physical Therapy Center, Inc.

West Suburban Health Partners, Inc.

Western Rehab Services, Inc.

Workers Rehabilitation Services, Inc.

Young's Orthopedic Service, Inc.